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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 9, 2002

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


               DELAWARE                   1-9210             95-4035997
     (State or other jurisdiction      (Commission        (I.R.S. Employer
           of incorporation)           File Number)     Identification No.)


               10889 WILSHIRE BOULEVARD
               LOS ANGELES, CALIFORNIA                           90024
       (Address of principal executive offices)                (ZIP code)


               Registrant's telephone number, including area code:
                                 (310) 208-8800


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Item 9.  Regulation FD Disclosure
------   ------------------------

  Certification Filed Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
  -----------------------------------------------------------------------------

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Occidental Petroleum Corporation (the "Company") for the quarterly period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ray R. Irani, as Chief Executive Officer of the Company, and Stephen
I. Chazen, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ RAY R. IRANI
------------------------------------
Name:    Ray R. Irani
Title:   Chief Executive Officer
Date:    August 9, 2002


/s/ STEPHEN I. CHAZEN
------------------------------------
Name:    Stephen I. Chazen
Title:   Chief Financial Officer
Date:    August 9, 2002


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                    Statement Under Oath of Dr. Ray R. Irani,
                    -----------------------------------------
                      Chairman and Chief Executive Officer
                      ------------------------------------

     STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Ray R. Irani, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Occidental Petroleum Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Occidental's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Occidental Petroleum Corporation;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Occidental Petroleum Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o any amendments to any of the foregoing.

                                             Subscribed and sworn to
                                             before me this 9th day of
/s/ RAY R. IRANI                             August, 2002
------------------------------               /s/ CECELIA BILLINGSLEA
Ray R. Irani                                 -----------------------------------
August 9, 2002                               Notary Public
                                             My Commission Expires:  May 3, 2005

                                             [NOTARY SEAL]


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                   Statement Under Oath of Stephen I. Chazen,
                   ------------------------------------------
                   Chief Financial Officer and Executive Vice
                   ------------------------------------------
                        President - Corporate Development
                        ---------------------------------

     STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Stephen I. Chazen, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Occidental Petroleum Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Occidental's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Occidental Petroleum Corporation;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Occidental Petroleum Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o any amendments to any of the foregoing.

                                             Subscribed and sworn to
                                             before me this 9th day of
/s/ STEPHEN I. CHAZEN                        August, 2002
------------------------------               /s/ CECELIA BILLINGSLEA
Stephen I. Chazen                            -----------------------------------
August 9, 2002                               Notary Public
                                             My Commission Expires:  May 3, 2005

                                             [NOTARY SEAL]


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE:  August 12, 2002        S. P. Dominick, Jr.
                              --------------------------------------------------
                              S. P. Dominick, Jr., Vice President and Controller
                              (Chief Accounting and Duly Authorized Officer)